Subsequent event	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent event

Note 34 - Subsequent event

a)	Bonus Shares

On February 05, 2025, the Board of Directors approved the proposal: (i) to increase the capital in the amount of R$ 33,334, from R$ 90,729 to R$ 124,063, through capitalization of amounts recorded in the Profit Reserves - Statutory Reserves; (ii) that the capital increase will be effective with the issuance of 980,413,535 new book-entry shares, with no par value, being 495,829,036 common and 484,584,499 preferred shares, which were allocated free of charge to the holders of shares in ITAÚ UNIBANCO HOLDING, as a bonus, in the proportion of 1 new share of the same type for every 10 shares held, and the shares held in treasury also receive the bonus.

Additionally, on the same date, the Board of Directors resolved on the Program for the repurchase of own issue shares: (i) to terminate as from this date, in advance, the current program that would expire on 08/04/2025; and (ii) to approve the new program, which will be effective as from this date until 02/05/2026, authorizing the acquisition of up to 200,000,000 preferred shares of own issue, with no reduction in the capital amount. The new repurchase of shares program aims to: (a) cancel the shares issued by ITAÚ UNIBANCO HOLDING, as the Board of Directors decided to allocate the amount of R$ 3 billion from the 2024 result for this purpose; and (b) provide the delivery of shares to employees and management members of ITAÚ UNIBANCO HOLDING and its subsidiaries in the scope of their compensation models, their long-term incentive plans, and their institutional projects. Acquisitions occurred on a stock exchange, at market value and intermediated by Itaú Corretora de Valores S.A.

The Consolidated Statement of Income and Note 25 - Earnings per Share have been adjusted to reflect the bonus effects. Notes 19 - Stockholders' Equity and 20 - Share-Based Payment have not been adjusted.

b)	Issuance of senior notes

In February 2025, ITAÚ UNIBANCO HOLDING priced and issued US$ 1 billion in Senior Notes, offered to qualified institutional investors and non-American investors outside the territory of the United States of America. The Senior Notes expire in 5 years, will have an annual return of 6.00% and the funds raised will be used for general corporate purposes.

The Issuance is not subject to registration rules with the US "Securities Exchange Commission" (SEC) and is not subject to registration in Brazil with the Brazilian Securities Commission (CVM), pursuant to applicable laws and regulations.

c)	Issuance of perpetual subordinated financial bills

In March 2025, ITAÚ UNIBANCO HOLDING issued R$ 4.4 billion in Perpetual Subordinated Financial Bills, negotiated with professional investors. The Financial Bills are perpetual with repurchase option from 2030, subject to prior authorization of the Central Bank of Brazil.

The Financial Bills will contribute to the Complementary Capital of the ITAÚ UNIBANCO HOLDING’s Reference Equity, with an estimated impact of 0.32 percentage points on its Level 1 capitalization index.